January 3, 2003


                      DREYFUS PREMIER STRATEGIC INCOME FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 2002
                           As Revised August 15, 2002


      At a special meeting of the Board of Trustees held on January 3, 2003, the Board approved the liquidation of the Fund. Effective January 10, 2003, the Fund will be closed to new investment accounts. The Fund will be liquidated following the close of business on February 14, 2003. Current investors can continue to purchase fund shares in open accounts until the liquidation date.